SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 14, 2008

ASTEA INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26330	23-2119058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

240 Gibraltar Road
Horsham, Pennsylvania  19044
(Address of principal executive offices, including zip code)

(215) 682-2500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13-4(c))

ITEM 4.02(a)	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In conjunction with the audit of the consolidated financial statements of Astea International Inc. (the “Company”) for the year ended December 31, 2007 (the “2007 audit”) by the Company’s independent registered public accounting firm, Grant Thornton LLP (“Grant Thornton”), the Company reviewed its accounting for license contracts and noted revenue recognition errors in two contracts, one of which was signed in 2005 and the other which was signed in the third quarter of 2007. During this review, management identified possible errors in the Company’s accounting for revenue recognition relating to the contracts and notified Grant Thornton and the Audit Committee of the Company’s Board of Directors.

The contract signed in 2005 (the “2005 Contract”) contained numerous licenses and modules that were purchased by the customer and delivered to them in the fourth quarter of 2005.  The Company recognized all of the revenue related to the 2005 Contract.  However, there was a related implementation agreement that promised an upgrade to a specific unreleased version of the Company’s software.  The Company originally estimated a value for the specified upgrade and deferred the revenues related to the upgrade until it was delivered, which occurred in the first quarter of 2007.

In conjunction with the 2007 audit it was determined that the Company does not have vendor specific objective evidence (“VSOE”) for the specified upgrade.  According to AICPA SOP 97-2 “Software Revenue Recognition” and related accounting guidance, specified upgrades must have VSOE in order to recognize revenue for the delivered elements that do not have VSOE.  The Company uses the residual method for recognizing revenues on its software licenses, including the 2005 Contract.  In such instances, the accounting rules state that if VSOE for specified upgrades cannot be determined, then all revenue related to that sale must be deferred until the undelivered elements are delivered.  Accordingly, all revenues for the 2005 Contract, including license, service and maintenance revenues, must be deferred until the delivery and acceptance of the specified upgrade.  Therefore, the Company will be restating its consolidated financial statements to defer all license revenues and service and maintenance revenues previously reflected as having been recognized in 2006 and 2005 in relation to the 2005 Contract.

The modifications to the restated consolidated financial statements relate to revenues and deferred revenues.  These changes affect two of the elements of cash flow from operations, the effect of which will be to decrease net income in 2005 and increase the net loss in 2006, and to then increase net income in 2007 by an equal amount, as well as increase deferred revenues in 2005 and 2006, and then decrease deferred revenues in 2007 by an equal amount.  The modifications will not have any impact to net cash flow from operations as reported in the consolidated statements of cash flows.  The total impact of the restatement will be to reduce the net income of 2005 by $189,000 or $.06 per share, increase the net loss of 2006 by $99,000, or $.02 per share, and then, for the quarter ended March 31, 2007, the restatement will increase net income by $288,000 or $.08 per share.

On April 14, 2008, the Audit Committee concluded, based on recommendations from management, that the Company’s unaudited interim consolidated financial statements for the quarterly periods ended December 31, 2005, March 31, 2006, June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007, as well as its audited consolidated financial statements for the years ended December 31, 2006 and December 31, 2005, should no longer be relied on and should be restated.  In addition, management notified its previous independent registered public accounting firm, BDO Seidman, LLP, which had rendered an audit report on the financial statements for fiscal 2006 and 2005, of the matters discussed in this Form 8-K.  All revenues related to the 2005 Contract, including license, service and maintenance revenues, will be recognized in 2007 rather than 2006 and 2005 as previously reported.  The Company has already received all the cash related to the 2005 Contract.

In regard to the 2007 contract to purchase software, which was signed and the software delivered in the third quarter of 2007 (the “2007 Contract”), it was determined that the related software implementation plan signed in the fourth quarter of 2007, contained a reference to an unreleased upgrade of the software.  Based on AICPA Technical Practice Aid 5100.39, Software Recognition for Multiple Element Arrangements, under certain conditions, multiple agreements between a vendor and customer should be considered as one agreement.  In this case, it was determined that the project implementation plan should be considered as part of the original sales agreement.  Since the implementation plan referred to an unreleased version of the Company’s software for which no VSOE exists, all revenue related to the transaction, including license and services and maintenance should be deferred until the specified upgrade is delivered.  The upgrade was delivered to the customer in the first quarter of 2008.  It is expected that all of the deferred revenue related to the 2007 Contract will be recognized at that time.

The modifications to the restated consolidated financial statements for the quarter ended September 30, 2007 relate to revenues and deferred revenues.  These changes affect two of the elements of cash flow from operations, the effect of which will be to decrease net income in the quarter by $700,000 and increase deferred revenues by an equal amount.  The modifications will not have any impact to net cash flow from operations as reported in the consolidated quarterly statement of cash flows.  The total impact of the restatement will be to reduce the net income for the quarter by $700,000 or $.20 per share.

On April 14, 2008, the Audit Committee again concluded, based on recommendations from management, that the Company’s unaudited interim consolidated financial statements for the quarterly period ended September 30, 2007 should no longer be relied on and should be restated.

The Company anticipates filing amendments to its Forms 10-Q for the affected quarterly periods to reflect the corrections to its quarterly consolidated financial statements in the near future.  The Company’s Annual Report on Form 10-K for fiscal 2007 will reflect these adjustments and contain additional information regarding this matter. The Company filed a Form 12b-25 to request a fifteen day extension of the March 31, 2008 filing deadline for the Form 10-K.  It expects to file its Form 10-K on April 15, 2008.

Forward-Looking Statements

Forward-looking statements in this 8-K are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include the statements regarding potential errors in previously issued financial statements; the nature, magnitude and scope of potential errors and the Company's investigation and analysis of such potential errors. These statements are just predictions reflecting management’s current judgment and involve risks and uncertainties, such that actual results may differ significantly. These risks include, but are not limited to, additional actions resulting from the Company's continuing internal review, as well as the review and audit by the Company's independent auditors of restated financial statements, if any, and actions resulting from discussions with or required by the Securities and Exchange Commission, along with other risks and uncertainties discussed in the Company’s Annual Report on Form 10-K for the fiscal years 2007, 2006 and 2005 and the Company’s Quarterly Reports on Form 10-Q. The Company disclaims any obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astea International Inc.
Date: April 15, 2008	By: /s/Fredric Etskovitz Chief Financial Officer